UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2023

SOCIETY PASS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	001-41037	83-1019155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 S. Carson Street, Suite 200 Carson City, Nevada 89701

(Address of principal executive offices)

(+65) 6518-9385

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOPA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 21, 2023, Society Pass Incorporated (the “Company”), entered into a Sales Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC (the “Sales Agent”), acting as the Company’s sales agent, pursuant to which the Company may offer and sell, from time to time, through the Sales Agent, its common stock, par value $0.0001 per share (the “Common Stock”). Common Stock will be offered and sold pursuant to the prospectus supplement, dated August 18, 2023, to the Registration Statement that forms a part of such Registration Statement, for an aggregate offering price of up to $10,000,000 (the “Shares”).

The Company is not obligated to sell any Shares under the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, the Sales Agent will use commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations and the rules of The Nasdaq Stock Market (“Nasdaq”) to sell shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. Upon delivery of a placement notice, and subject to the Company’s instructions in that notice, and the terms and conditions of the Sales Agreement generally, the Sales Agent may sell the Common Stock by any method permitted by law deemed to be an “at the market” offering as defined by Rule 415(a)(4) and Rule 415(a)(1)(x) promulgated under the Securities Act of 1933, as amended. The Company has agreed to pay the Sales Agent commissions for its services in acting as sales agent in the sale of the Shares at a commission rate equal to 3.0% of the gross sales price per Share sold pursuant to the Sales Agreement, if any, and has agreed to provide the Sales Agent with customary indemnification and contribution rights. The Sales Agreement may be terminated by the Sales Agent or the Company at any time upon written notice to the other party.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Sales Agreement, which is attached as an exhibit to the current report.

This Form 8-K is hereby incorporated by reference into the registration statements of the Company on Form S-3 (Registration Number 333-271030) and into each prospectus outstanding under the foregoing registration statements, to the extent not superseded by documents or reports subsequently filed or furnished by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The legal opinion of Sherman & Howard L.L.C., counsel to the Company, relating to the Shares is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
5.1	Opinion of Sherman & Howard L.L.C.
10.1	Sales Agreement, dated August 21, 2023, by and between Society Pass Incorporated and Ascendiant Capital Markets, LLC.
23.1	Consent of Sherman & Howard L.L.C. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Society Pass Incorporated

	By:	/s/ Dennis Nguyen
	Name:	Dennis Nguyen
	Title:	Chief Executive Officer

Date: August 21, 2023

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